REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of August 25, 1998 by and between COLORADO WYOMING RESERVE COMPANY a Wyoming corporation, having its principal place of business in Grand Junction, Colorado (the "Company"), and JAMES E. MOORE REVOCABLE TRUST U/D/T DATED JULY 28, 1994, a trust with the trustee and beneficiary residing in Playa del Rey, California (the "Investor").

RECITALS:

A. Contemporaneously with the execution and delivery hereof, the Investor is loaning to the Company the sum of $120,000 and purchasing from the Company, and the Company is selling to the Investor, the Warrants (as defined in Section 1 below).

B. In connection with the Investor's loan to the Company and acquisition of the Warrants, the Investor and the Company are entering into this Registration Rights Agreement to provide for certain rights and obligations with respect to the Common Stock (as defined in Section 1 below) underlying the Warrants and otherwise beneficially owned by the Investor.

                                    SECTION 1

                                   DEFINITIONS

1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following term shall have the meanings set forth below:

        "Affiliate" shall have the meaning specified in Rule 12b-2 under the Exchange Act, as such rule is currently in effect.

        "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

        "Due Date" shall have the meaning set forth in the Note.

        "Loan Agreement" shall mean that certain Loan Agreement dated as of August 25, 1998 by and between the Company and the Investor.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        "Holder" shall mean the Investor, so long as the Investor holds Registrable Securities, and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 3 hereof.

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        "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations.

        "Note" shall mean that certain Promissory Note dated the date hereof in the amount of $120,000 by the Company as borrower in favor of Investor as lender.

        "Registrable Securities" shall mean (i) shares of Common Stock now owned or hereafter acquired by the Investor from the Company, (ii) any shares of Common Stock issued or then issuable upon complete or partial exercise of the Warrants, and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

        The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration and fees and disbursements of counsel for the Holders, but shall not include Selling Expenses.

        "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "Rule 415" shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

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        "Voting Securities" shall mean any securities of the Company (unless the context specifically contemplates another issuer) having the ordinary power to vote, in the absence of contingencies, in the election of directors of the Company and any securities convertible, exchangeable or exercisable for such securities (whether or not presently so convertible, exchangeable or exercisable).

        "Warrant Agreement" shall mean that certain Warrant Agreement dated the date hereof by and between the Company and the Investor and governing the Warrants.

        "Warrants" shall mean the Warrants dated the date hereof issued by the Company to the Investor pursuant to the Warrant Agreement.

                                    SECTION 2

                               REGISTRATION RIGHTS

2.1     DEMAND REGISTRATION.

        (a) DEMAND FOR REGISTRATION. If the Company shall receive from the Holders of at least 50% of the Registrable Securities at any time (the "Demand Date") not earlier than sixty (60) days following the Due Date, a written request that the Company effect any registration with respect to the resale of all or a part of the Registrable Securities then, if the Commission has not prior to the Demand Date declared effective a shelf registration statement pursuant to Rule 415 with respect to all of the Registrable Securities (a "Shelf Registration Statement") which is effective as of the Demand Date, the Company will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the resale and distribution of all or such portion of such Registrable Securities as are specified in such request. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1(a):

               (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (ii) After the Holder has initiated two (2) such registrations pursuant to this Section 2.1(a) and the Registration Statement filed for such registration has been declared effective by the Commission;

               (iii) If on or prior to December 31, 1998, the Company has filed with the Commission a Shelf Registration Statement covering the Registrable Securities which is being diligently pursued by the Company with the Commission.

        (b) DEFERRAL. Subject to the foregoing clauses (i) through (iii) of
Section 2.1(a) above, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders; provided,

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however, that if (i) in the good faith judgment of the Board of Directors of the
Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that the Company may not defer the filing for a period of more than forty-five (45) days after receipt of the request of the Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period. The registration statement filed pursuant to the request of the Holder may, subject to the provisions of Section 2.1(c) hereof, include other securities of the Company.

2.2     PIGGYBACK REGISTRATION.

        (a) PARTICIPATION IN REGISTRATION. If the Company shall propose, at any time to register any of its securities under the Securities Act for sale for cash for its own account or for the account of investors exercising their respective registration rights (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), or a registration is requested by other holders of securities issued by the Company exercising their respective registration rights, the Company shall give the Holder notice of such proposed registration at least 20 days prior to, the filing of a registration statement. At the written request of the Holder delivered to the Company within 10 business days after the receipt of the notice from the Company, which request shall state the number of Registrable Securities that the Holder wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its best efforts, subject to Section 2.3 hereof, to register under the Securities Act such Registrable Securities (the "Piggyback Registration"). The Company shall not be obligated to so use its best efforts pursuant to this Agreement more than two (2) times.

        (b) PROCEDURES AND CUTBACKS. If a Piggyback Registration is to be an underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of the Holder to registration pursuant to Section 2.2(a) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. If the Holder intends to distribute its securities through such underwriting, the Holder shall (together with the Company, if participating in the offering, and the other holders of securities of the Company with registration rights to participate therein distributing their securities though such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 2.1, if the representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 2.3 hereof

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2.3     ALLOCATION OF REGISTRATION OPPORTUNITIES.

        (a) If a registration is to be an underwritten registration and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration (including all shares desired to be included by the Company or by any other party holding demand or piggyback registration rights) exceeds the number which can be sold in the offering, then:

                      (1) if the registration is initiated by the Holder under
               Section 2.1(a) hereof, then the Company shall include in the registration (x) first, any securities the Company proposes to sell; and (y) second, the Registrable Securities the Holder proposes to sell, together as one group with any securities proposed to be sold by any other party then having piggyback registration rights but not any demand registration rights, pro rata according to the total number of Voting Securities owned by each such party (provided, however, that if as a result of the Company's registration of any securities the Company proposes to sell, the Holder is unable to register all of the Registrable Securities the Holder, proposes to sell pursuant to the notice by which such registration was initiated, then the Holder shall have the right to initiate an additional registration under Section 2.1(a) hereof); and (z) third, the shares proposed to be sold by any other party having piggyback registration rights, together as one group pro rata according to the total Voting Securities owned by each; or

                      (2) if the registration is initiated by the Company, then
               the Company shall include in the registration (y) first, the securities the Company proposes to sell and (z) second, the shares proposed to be sold by the Holder and any other party having piggyback registration rights, together as one group pro rata according to the total Voting Securities owned by each; or

                      (3) if the registration is initiated by a party other than the Holder or the Company, then the Company shall include in the registration (x) first, any securities the Company proposes to sell, and (y) second, the shares proposed to be sold by the party exercising its demand registration right, together as one group with any shares proposed to be sold by any party then having piggyback registration rights but not any demand registration rights, pro rata according to the total number of Voting Securities owned by each such party, and (z) third, any shares proposed to be sold by the Holder and any other party having registration rights, pro rata according to the total number of Voting Securities owned by each such party.

        (b) Registrable Securities not included in a registration pursuant to the foregoing provisions of this Section 2.3 shall be withdrawn therefrom, and the Company shall have no obligation to register such Registrable Securities.

2.4 EXPENSES OF REGISTRATION. All Registration expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1, 2.2 and 2.5 hereof, and the reasonable fees of one counsel for all Holders of Registrable Securities participating in the registration shall be borne by the Company.

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2.5     SHELF REGISTRATION. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. Promptly after the Company has qualified for the use of Form S-3, the Company shall use its best efforts to file with the Commission and make and keep effective until all Registrable Securities have been sold by the Holder a shelf registration statement pursuant to Rule 415 with respect to all of the Registrable Securities. Unless otherwise requested in writing by the Holder, the Company shall include the Registrable Securities in the first registration statement on Form S-3 filed by the Company with the Commission following the date hereof.

2.6 Registration Procedures. In the case of a registration effected by the Company pursuant to Section 2.1, 2.2 or 2.5, the Company will keep the Holder advised in writing as, to the initiation of the registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

        (a) Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145 or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of, information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

        (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

        (d) Notify the Holder at any time when a prospectus relating to Registrable Securities being sold is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of the Holder, prepare and furnish to the Holder a

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reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

        (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

        (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

        (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 or 2.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

2.7     INDEMNIFICATION.

        (a) The Company will indemnify the Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling the Holder within the within the meaning of Section 15 of the Securities Act (as applicable), with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934 or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling the Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or underwriter and stated to be specifically for use therein, It is agreed that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company (which consent has not been unreasonably withheld).

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        (b) The Holder will, if, Registrable Securities are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such-untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the prior written consent of the Holder (which consent shall not be unreasonably withheld).

        (c) Each party entitled to indemnification under this Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.7, to the extent such failure is not prejudicial to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant, or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the Indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party

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on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control as among the parties to the underwriting agreement.

2.8 INFORMATION BY HOLDER. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be, reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

        (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

        (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

        (c) So long as the Holder owns any Restricted Securities, the Company shall provide Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed with the Commission as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

2.11 EXPIRATION OF RIGHTS. All rights of the Investor under this Section 2 shall expire on the earlier of (a) the tenth anniversary of the date hereof or
(b) when all of the Registrable Securities held by the Holder could be sold under Rule 144 within a three-month period.

                                    SECTION 3

                               TRANSFER OF SHARES

        If, at any time, the Holder sells or otherwise transfers the Warrants, or if, after the expiration of the period provided in Section 2 hereof, the Holder sells or otherwise transfers shares of Common Stock, then, in connection therewith, the Holder may also transfer or assign the rights to cause the

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Company to register securities under Section 2 hereof, provided that the Company is given written notice prior to or at the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of the Holder under this Agreement.

                                    SECTION 4

                                  MISCELLANEOUS

4.1 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed in all respects by the laws of the State of Colorado. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of California, and by execution and delivery of this Agreement, the Company accepts for itself generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non convenience and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

4.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.3 ENTIRE AGREEMENT, AMENDMENT, WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of all of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all such holders, but in no event shall the obligation of any such holder hereunder be materially increased except upon the written consent of such holder.

4.4 NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party notified, (b) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express for next day delivery, or (c) on the day of facsimile transmission, with confirmed transmission, to the facsimile number shown below (or to such other facsimile number as the party to be notified may indicate by ten (10) days advance written notice to the other party in the manner herein provided), provided that notice is also given under clauses
(a), (b) or (c) above, in any such case addressed to the party to be notified at the address indicated below for that party, or at such other address as that party may indicate by ten (10) days advance written notice to the other party in the manner herein provided.

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                      If to Investor:

                                    James E. Moore, Trustee
                                    James E. Moore Revocable Trust u/d/t dated
                                       July 28, 1994
                                    7827 Berger Avenue
                                    Playa del Rey  CA  90293
                                    Facsimile:(310) 822-1533

                      If to the Company:

                                    COLORADO WYOMING RESERVE COMPANY
                                    751 Horizon Court, Suite 205
                                    Grand Junction, Colorado
                                    81506 Facsimile:(970) 255-9238

4.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Agreement or any waiver on the part of the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

4.6 RIGHTS; SEPARABILITY. Unless otherwise expressly provided herein, the Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining-provisions shall not in any way be affected or impaired thereby.

4.7 INFORMATION RIGHTS. The Company shall, so long as the Investor holds the Warrants, or shares issued pursuant to the exercise of the Warrants, furnish the Investor with a copy of all reports (including annual reports on Form 10-K and quarterly reports on Form 10-Q) filed under the Exchange Act or otherwise mailed to shareholders generally.

4.8 INFORMATION CONFIDENTIAL. The Holder and the Company each acknowledge to the other that the Information received from the other party pursuant hereto may be confidential and for the use of the recipient only. Unless and until such information is made available to the public generally, the recipient will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except (a) as required by the Securities Act or otherwise required by law or (b) in connection with the exercise of rights under this Agreement, disclosure of such information is required by law or legal process, in which event the party required to disclose such information shall notify the other party in advance of such disclosure and shall cooperate to give the other party a reasonable opportunity to seek a

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

protective order or a designation of "confidential treatment" or other action or designation whereby such information will not be disclosed to the public generally.

4.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instruments.

IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT effective as of the day and year first above written.

                                   COLORADO WYOMING RESERVE COMPANY



                                   By: /s/ KIM M. FUERST
                                      ------------------------------
                                   Kim M. Fuerst
                                   Title: President

                                   By:
                                      ------------------------------
                                   ---------------------------
                                   Title:
                                         -------------------

                                   JAMES E. MOORE REVOCABLE TRUST U/D/T
                                   DATED JULY 28, 1994


                                   By: /s/ JAMES E. MOORE
                                      ------------------------------
                                      James E. Moore, Trustee


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